UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    MAY 24, 2005

SUMMIT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-19235	57-0892056
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

937 No. Pleasantburg Drive		29607
Greenville, South Carolina		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (864) 242-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 24, 2005, Summit Financial Corporation issued a news release announcing the scheduling of its 2005 annual meeting of shareholders. A copy of the news release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	News release dated May 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL CORPORATION

Dated: May 24, 2005	By:
J. Randolph Potter
President and Chief Executive Officer

EXHIBIT INDEX

Number Description

99.1  News release dated May 24, 2005